UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report: June 3, 2010

(Date of earliest event reported)

NEW COMMUNICATIONS

HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	000-53950	27-0213154
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

600 Hidden Ridge HQE03H09 Irving, Texas	75038
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 395-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

New Communications Holdings Inc. (the “Company”) and Frontier Communications Corporation (“Frontier”) have prepared a final information statement/prospectus relating to the proposed spin-off of the Company from Verizon Communications Inc. (“Verizon”) and the subsequent merger of the Company with and into Frontier pursuant to an Agreement and Plan of Merger dated as of May 13, 2009, as amended by Amendment No. 1 thereto, dated as of July 24, 2009, by and among the Company, Frontier and Verizon, which information statement/prospectus will be mailed to holders of Verizon’s common stock.

The information statement/prospectus is filed as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Information statement/prospectus, dated May 28, 2010, of New Communications Holdings Inc. and Frontier Communications Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW COMMUNICATIONS HOLDINGS INC. (Registrant)

By:	/s/ J. Goodwin Bennett
Name:	J. Goodwin Bennett
Title:	Vice President

Date:    June 3, 2010

EXHIBIT INDEX

Exhibit Number	Description
99.1	Information statement/prospectus, dated May 28, 2010, of New Communications Holdings Inc. and Frontier Communications Corporation.